Exhibit 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ACM Research, Inc. for the quarterly period ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACM Research, Inc.

Dated: December 8, 2017	By:	/s/ David H. Wang
David H. Wang Chief Executive Officer (Principal Executive Officer)

Dated: December 8, 2017	By:	/s/ Min Xu
Min Xu Chief Financial Officer (Principal Financial and Accounting Officer)